SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 14, 2002

COMMISSION FILE NUMBER: 1-7959

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

MARYLAND
(State or other jurisdiction of incorporation or organization)

52-1193298
(I.R.S. employer identification no.)

1111 WESTCHESTER AVENUE
WHITE PLAINS, NEW YORK 10604
(Address of principal executive offices, including zip code)

(914) 640-8100
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS.
ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

ITEM 5. OTHER EVENTS.

         On August 14, 2002, Barry S. Sternlicht, the Chief Executive Officer of Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”), and Ronald C. Brown, the Chief Financial Officer of Starwood, submitted sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         99.1 Statement Under Oath of Principal Executive Officer dated August 14, 2002

         99.2 Statement Under Oath of Principal Financial Officer dated August 14, 2002

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARWOOD HOTELS & RESORTS

WORLDWIDE, INC.

/s/ Kenneth S. Siegel

Name: Kenneth S. Siegel

Title: Executive Vice President,

General Counsel and Secretary

Dated: August 14, 2002

EXHIBIT INDEX

         99.1 Statement Under Oath of Principal Executive Officer dated August 14, 2002

         99.2 Statement Under Oath of Principal Financial Officer dated August 14, 2002